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                                                                      EXHIBIT 21

          LEGAL NAME                   JURISDICTION OF ORGANIZATION                       OWNER
31 Logistics, Inc.                                    DE                         Dean Southeast II, LLC

Abastecimientos Lacteos Gallegos S.L.               Spain                        Distribucion Lacteos Ganadeva, S.A.

Agrolactur S.L.                                     Spain                        Glicman - Producao e Comercializacao de Leite e
                                                                                 Productos Lacteos, Lda.

Alta-Dena Certified Dairy, Inc.                       DE                         Dean Southwest II, LLC

Azuis Holdings, B.V.                           The Netherlands                   Dean International Holding Company

Barber Ice Cream, LLC                                 DE                         Mayfield Dairy Farms, Inc.

Barber Milk, Inc.                                     DE                         Dean Southeast II, LLC

Berkeley Farms, Inc.                                  CA                         Dean Southwest II, LLC

Broughton Foods, LLC                                  DE                         Dean Southeast, LLC

Carnival Ice Cream, N.V.                     Netherlands Antilles                Dean Holding Company

Central Lechera Gallega, S.L.                       Spain                        Distribucion Lacteos Ganadeva, S.A.

Centronor Produccion y Distribucion                 Spain                        Azuis Holdings, B.V.
S.L.

Colorado ES LLC                                       DE                         Suiza Dairy Group, Inc.

Comerlasa S.L.                                      Spain                        Azuis Holdings, B.V.

Country Delite Farms, LLC                             DE                         Dean Southeast, LLC

Country Fresh, LLC                                    MI                         Dean Midwest II, LLC

Creamland Dairies, Inc.                               NM                         Dean Southwest II, LLC
                                                                                 Gandy's Dairies, Inc.

Curan, LLC                                            DE                         Regan, LLC

Dairy Fresh, LLC                                      DE                         Dean Southeast, LLC

Dairy Group Receivables GP II, LLC                    DE                         Dean Dairy Holdings, LLC

Dairy Group Receivables GP, LLC                       DE                         Suiza Dairy Group, Inc.

Dairy Group Receivables II, L.P.                      DE                         Dean Dairy Holdings, LLC
                                                                                 Dairy Group Receivables GP II, LLC

          LEGAL NAME                   JURISDICTION OF ORGANIZATION                       OWNER
Dairy Group Receivables, L.P.                         DE                         Suiza Dairy Group, Inc.
                                                                                 Dairy Group Receivables GP, LLC

Dean Dairy Holdings, LLC                              DE                         Dean Holding Company

Dean Dairy Products Company                           PA                         Dean Northeast II, LLC

Dean Foods Company of California, Inc.                DE                         Dean Southwest II, LLC

Dean Foods Company of Indiana, Inc.                   DE                         Dean Midwest, LLC

Dean Foods Foundation                                 IL                         Dean Holding Company

Dean Foods Germany GmbH & Co. K.G.                 Germany                       Dixie Holding, Inc.

Dean Foods North Central, Inc.                        DE                         Dean Midwest, LLC

Dean Holding Company                                  DE                         Dean Foods Company

Dean Illinois Dairies, LLC                            DE                         Dean Midwest, LLC

Dean Intellectual Property Services                   DE                         DIPS Limited Partner II
II, L.P.                                                                         DIPS GP II, Inc.

Dean Intellectual Property Services,                  DE                         DIPS Limited Partner
L.P.                                                                             DIPS GP, Inc.

Dean International Holding Company                    DE                         Dean Foods Company

Dean Management Corporation                           DE                         Dean Foods Company

Dean Midwest II, LLC                                  DE                         Suiza Dairy Group, Inc.

Dean Midwest, LLC                                     DE                         Dean Dairy Holdings, LLC

Dean Milk Company, Inc.                               KY                         Dean Southeast II, LLC


Dean National Brand Group, Inc.                       DE                         Dean Foods Company


Dean Netherlands B.V.                          The Netherlands                   Dean International Holding Company

Dean Northeast II, LLC                                DE                         Dean Dairy Holdings, LLC

Dean Northeast, LLC                                   DE                         Suiza Dairy Group, Inc.


Dean Pickle and Specialty Products                    WI                         Dean Specialty Foods Group, LLC
Company

          LEGAL NAME                   JURISDICTION OF ORGANIZATION                       OWNER
Dean Puerto Rico Holdings, LLC                        DE                         Dean Foods Company

Dean SoCal, LLC                                       DE                         Dean Southwest II, LLC

Dean Southeast II, LLC                                DE                         Dean Dairy Holdings, LLC

Dean Southeast, LLC                                   DE                         Suiza Dairy Group, Inc.

Dean Southwest II, LLC                                DE                         Dean Dairy Holdings, LLC

Dean Southwest, LLC                                   DE                         Suiza Dairy Group, Inc.

Dean Specialty Foods Group, LLC                       DE                         Dean Holding Company

Dean Specialty Intellectual Property                  DE                         DIPS Limited Partner II
Services, L.P.                                                                   DIPS GP II, Inc.

Dean Transportation, Inc.                             OH                         Dean Dairy Holdings, LLC

DIPS GP II, Inc.                                      DE                         Dean Holding Company

DIPS GP, Inc.                                         DE                         Suiza Dairy Group Holdings, Inc.

DIPS Limited Partner                                  DE                         Suiza Dairy Group Holdings, Inc.


DIPS Limited Partner II                               DE                         Dean Holding Company

Distribucion Lacteos Ganadera, S.A.                 Spain                        Leche Celta, S.L.

Dixie Holding, Inc.                                   NY                         Franklin Holdings, Inc.

Elgin Blenders, Incorporated                          IL                         Dean Specialty Foods Group, LLC

Fairmont Dairy, LLC                                   DE                         Dean Northeast II, LLC

Franklin Holdings, Inc.                               DE                         Dean Foods Company

Franklin Plastics, Inc.                               DE                         Franklin Holdings, Inc.
                                                                                 Alan Bernon
                                                                                 Peter Bernon

Gandy's Dairies, Inc.                                 TX                         Dean Southwest II, LLC

Glicman - Producao e Comercializacao               Portugal                      Azuis Holdings, B.V. de Leite e
                                                                                 Productos Lacteos, Lda.

Glicman Espana S.L.                                 Spain                        Glicman - Producao e Comercializacao de Leite e
                                                                                 Productos Lacteos, Lda.

          LEGAL NAME                   JURISDICTION OF ORGANIZATION                       OWNER
Hilstad - Producao e Comercializacao               Portugal                      Azuis Holdings, B.V.
de Leite e Productos Lacteos, Lda.

Horizon Organic Dairy, California                     DE                         Horizon Organic Holding Corporation
Farm, Inc.

Horizon Organic Dairy, Idaho Farm,                    CO                         Horizon Organic Holding Corporation
Inc.

Horizon Organic Dairy, Inc.                           CO                         Horizon Organic Holding Corporation

Horizon Organic Dairy, Maryland Farm,                 CO                         Horizon Organic Holding Corporation
Inc.

Horizon Organic Holding Corporation                   DE                         Dean Foods Company

Horizon Organic International, Inc.                   DE                         Horizon Organic Holding Corporation

Horizon Organic Dairy, Limited                     England                       Horizon Organic International, Inc.

Importadora y Distribuidora Dean                    Mexico                       Tenedora Dean Foods International, SA de CV
Foods, S.A. de C.V.                                                              Creamland Dairies, Inc.

International Dairy Holdings, Inc.                    DE                         Dean International Holding Company

Kingsmil - Producao e Comercializacao              Portugal                      Azuis Holdings, B.V.
de Leite e Productos Lacteos, Lda.

Kohler Mix Specialties of Minnesota,                  DE                         Morningstar Foods, LLC
LLC                                                                              Marathon Dairy Investment Corp.


Kohler Mix Specialties, LLC,                          DE                         Morningstar Foods, LLC
                                                                                 Marathon Dairy Investment Corp.

Lacteos de Santander, S.A.                          Spain                        Leche Celta, S.L.

Lacteos Marterra S.L.                               Spain                        Glicman - Producao e Comercializacao de Leite e
                                                                                 Productos Lacteos, Lda.

Land-O-Sun Dairies, LLC                               DE                         Dean Southeast, LLC

Leche Celta, S.L.                                   Spain                        Dean Netherlands B.V.

Liberty Dairy Company                                 MI                         Dean Midwest, LLC

Louis Trauth Dairy, LLC                               DE                         Dean Southeast, LLC

Marathon Dairy Investment Corp.                       MN                         Morningstar Foods Inc.

Mayfield Dairy Farms, Inc.                            DE                         Dean Southeast II, LLC

          LEGAL NAME                   JURISDICTION OF ORGANIZATION                       OWNER
McArthur Dairy, Inc.                                  FL                         Dean Southeast II, LLC

Meadow Brook Dairy Company                            PA                         Dean Northeast II, LLC

Meadow Farms Limited                               England                       Horizon Organic Dairy, Limited

Melody Farms, LLC                                     DE                         Dean Midwest II, LLC

Midwest Ice Cream Company                             DE                         Dean Midwest, LLC

Model Dairy, LLC                                      DE                         Dean Southwest, LLC

Morningstar Foods, LLC                                DE                         Suiza Dairy Group, Inc.

Morningstar Frederick, Inc.                           DE                         Morningstar Foods, LLC

Morningstar Receivables Corp.                         DE                         Dean Foods Company
                                                                                 Southern Foods Group, L.P.

Morningstar Services Inc.                             DE                         Morningstar Foods Inc.

New England Dairies, LLC                              DE                         Dean Northeast, LLC

Neptune Colorado LLC                                  DE                         Colorado ES LLC

Old G & Co., Inc.                                Puerto Rico                     Dean Puerto Rico Holdings, LLC

Organic Dairies, Ltd.                              England                       Meadow Farms Limited

Pet O'Fallon, LLC                                     DE                         Dean Midwest II, LLC

Purity Dairies, Incorporated                          DE                         Dean Southwest II, LLC

Rachel's Dairy, Ltd.                               England                       Horizon Organic Dairy, Limited

Red Oak Milk, LLC                                     DE                         Dean Southeast, LLC

Reeves Street, LLC                                    DE                         Dean Management Corporation

Regan, LLC                                            DE                         Suiza Dairy Group, Inc.

Reiter Dairy of Akron, Inc.                           OH                         Dean Northeast II, LLC

Reiter Dairy of Springfield, LLC                      DE                         Dean Midwest, LLC

Renoldy Producao e Comercializacao de              Portugal                      Dean Netherlands B.V.
Leite e Productos Lacteos, Lda.

Robinson Dairy, LLC                                   DE                         Dean Southwest, LLC

Schenkel's All-Star Dairy, LLC                        DE                         Dean Midwest II, LLC

          LEGAL NAME                   JURISDICTION OF ORGANIZATION                       OWNER
Schenkel's All-Star Delivery, LLC                     DE                         Dean Midwest II, LLC

SFG Management                                        DE                         Dean Southwest, LLC
Limited Liability Company                                                        Dean Management Corporation

Shenandoah's Pride, LLC                               DE                         Dean Northeast II, LLC

Southern Foods Group, L.P.                            DE                         Southern Foods Holdings
                                                                                 SFG Management Limited Liability Company

Southern Foods Holdings                               DE                         Dean Southwest, LLC

Specialty Group Receivables GP, LLC                   DE                         Dean Specialty Foods Group, LLC

Specialty Group Receivables, L.P.                     DE                         Dean Specialty Foods Group, LLC
                                                                                 Specialty Group Receivables GP, LLC

Suiza Dairy Group, Inc.                               DE                         Dean Management Corporation
Suiza Dairy Group Holdings, Inc.                      DE                         Dean Foods Company

Sulphur Springs Cultured Specialties,                 DE                         Dean Southwest, LLC
LLC

Swiss II, LLC                                         DE                         Dean Southwest II, LLC

T.G. Lee Foods, Inc.                                  FL                         Dean Southwest II, LLC

Tenedora Dean Foods Internacional,                  Mexico                       Dean Southwest II, LLC
S.A. de C.V.                                                                     Dean Holding Company

Terrace Dairy, LLC                                    DE                         New England Dairies, LLC

Tuscan/Lehigh Dairies, Inc.                           DE                         Dean Northeast, LLC

Verifine Dairy Products Corporation                   WI                         Dean Midwest, LLC
of Sheboygan, Inc.

Wengert's Dairy, Inc.                                 DE                         Dean Northeast II, LLC

White Wave, Inc.                                      CO                         Dean Foods Company
